Finance costs (Tables)	12 Months Ended
Dec. 31, 2025
Borrowing costs [abstract]
Disclosure Of Detailed Information About Financial Income Cost	The following table summarises net finance costs for the years presented:

	Year ended 31 December
	2025	2024	2023
	€ million	€ million	€ million
Interest income(A)	103	85	65
Interest expense on external debt(A)	(274)	(242)	(162)
Other finance costs(B)	(32)	(30)	(23)
Total finance costs, net	(203)	(187)	(120)
(A)Includes interest income and expense amounts, as applicable, on cross currency swaps and interest rate swaps. Cross currency swaps and interest rate swaps income totalled €36 million, €45 million and €47 million in 2025, 2024 and 2023, respectively. Cross currency swaps and interest rate swaps expense totalled €56 million, €77 million and €67 million in 2025, 2024 and 2023, respectively.
Refer to Note 13 for further details.
(B)Other finance costs principally include amortisation of the discount on external debt and interest on leases.